Exhibit 99.2
STRICTLY PRIVATE AND CONFIDENTIAL Q3 2022 Results Presentation October 24, 2022 HBT Financial, Inc.

Forward - Looking Statements Readers should note that in addition to the historical information contained herein, this presentation contains, and future o ral and written statements of HBT Financial, Inc. (the “Company”) and its management may contain, "forward - looking statements" within the meanings of the Private Securities Litigation Reform Act of 199 5, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements generally can be identified by the use of forward - looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue,“ or “should,” or similar terminology. Any fo rward - looking statements presented herein are made only as of the date of this presentation, and the Company does not undertake any obligation to update or revise any forward - looking statements to refle ct changes in assumptions, the occurrence of unanticipated events, or otherwise. Factors that could cause actual results to differ materially from these forward - looking statements include, but are not limited to: (i) the strength of the local, state, national and international economies (including effects of inflationary pressures and supply chain constraints); (ii) the economic impact of any future terrorist thr eats and attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), acts of war or other threats thereof, or other adverse external events that could cause econo mic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices , a s may be adopted by state and federal regulatory agencies, the FASB or the PCAOB; (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general bus iness; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may inc lude failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrences such as tornadoes, floods and bli zzards; (xiii) the possibility that stockholders of Town and Country Financial Corporation (“Town and Country”) may not approve the merger agreement; (xiv) the risk that a condition to closing o f t he proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; (xv) pot ent ial adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (xvi) the diversion of management time on t ran saction - related issues; (xvii) the ultimate timing, outcome and results of integrating the operations of Town and Country into those of HBT; (xviii) the effects of the merger on HBT’s future financ ial condition, results of operations, strategy and plans; (xix) regulatory approvals of the transaction; and (xx) the ability of the Company to manage the risks associated with the foregoing. Readers sho uld note that the forward - looking statements included in this presentation are not a guarantee of future events, and that actual events may differ materially from those made in or suggest ed by the forward - looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is i ncl uded in the Company’s filings with the Securities and Exchange Commission (the “SEC”. Non - GAAP Financial Measures This presentation includes certain non - GAAP financial measures. While the Company believes these are useful measures for investo rs, they are not presented in accordance with GAAP. You should not consider non - GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calc ulated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non - GAAP financial measures may not be comparable to other similarly titled m easures of other companies. Tax equivalent adjustments assume a federal tax rate of 21% and state tax rate of 9.5%. For a reconciliation of the non - GAAP measures we use to the most closely comparable GAAP measures, see the Appendix to this pre sentation. 1

Important Information and Where to Find It In connection with the proposed transaction, HBT and Town and Country filed materials with the SEC, including a Registration Statement on Form S - 4 of HBT that includes a proxy statement of Town and Country and a prospectus of HBT. After the Registration Statement is declared effective by the SEC, HBT and Town and Cou ntr y intend to mail a definitive proxy statement/prospectus to the stockholders of Town and Country. This presentation is not a substitute for the proxy statement/prospectus or the Registrati on Statement or for any other document that HBT or Town and Country may file with the SEC and send to Town and Country’s stockholders in connection with the proposed transaction. TOWN AND COUNT RY’ S STOCKHOLDERS ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TI ME, AND OTHER RELEVANT DOCUMENTS FILED BY HBT OR TOWN AND COUNTRY WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORT ANT INFORMATION ABOUT HBT, TOWN AND COUNTRY, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be ame nde d from time to time, and other relevant documents filed by HBT and Town and Country with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by HBT will be available free of charge from HBT’s website at https://ir.hbtfinancial.com or by contacting HBT’s Investor Relations Department at HBTIR@hbtban k.c om. Participants in the Proxy Solicitation HBT, Town and Country and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Town and Country’s stockholders in connection with the proposed transaction. Information re garding the executive officers and directors of HBT is included in its definitive proxy statement for its 2022 annual meeting filed with the SEC on April 5, 2022. Information regarding the execut ive officers and directors of Town and Country and additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwi se, will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free cop ies of these documents may be obtained as described in the paragraphs above. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solici tat ion or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 2

Q3 2022 Highlights M&A continues to enhance value of HBT franchise ◼ Pending merger with Town and Country Financial Corporation (expected to close in 1Q23) ➢ Highly accretive to EPS (17% in first full year of cost savings) 2 ➢ Expands HBT’s Illinois footprint while adding exposure to St. Louis MSA ➢ Adds high performing, highly compatible commercial banking franchise with low - cost deposit base Continued growth in earnings and returns ◼ Net income of $15.6 million, or $0.54 per diluted share; return on average assets (ROAA) of 1.47% and return on average tangible common equity (ROATCE) 1 of 17.70%; all up from the prior quarter and prior year’s same quarter Increased Operational Performance and Asset Quality ◼ Strongest quarter for loan growth in 2022 resulting from strong contributions across all geographic markets and moderation in prepayments and payoffs ◼ Asset sensitive balance sheet resulted in 31 basis point increase in net interest margin ◼ Total cost of deposits increased 1 basis point, to 0.06%, while average yield on earning assets increased by 34 basis points, to 3.81% ◼ Non - interest expense relatively unchanged from prior quarter ◼ Nonperforming assets to total assets of 0.14% and net charge - offs to average loans of 0.01% 1 See "Non - GAAP reconciliations" in the Appendix for reconciliation of non - GAAP financial measures to their most closely comparabl e GAAP financial measures; 2 EPS accretion excludes transaction expenses and assumes transaction closing during the first quarter of 2023 3

C&I 9% CRE – Owner occupied 9% Agricultural & farm land 9% CRE – Non - owner occupied 28% C&D 14% Multi - family 10% 1 - 4 Family residential 13% Municipal, consumer & other 8% Company snapshot ✓ Company incorporated in 1982 from base of family - owned banks and completed its IPO in October 2019 ✓ Headquartered in Bloomington, IL, with operations in Central Illinois, the Chicago MSA, and Eastern Iowa ✓ Leading market position in majority of our core mid - sized markets in Central Illinois 1 ✓ Strong deposit franchise with 6bps cost of deposits, 99% core deposits 2 ✓ Conservative credit culture, with net recoveries to average loans of 6bps for 9 months ended September 30, 2022 and 1bp during the year ended December 31, 2021 ✓ High profitability sustained through cycles Overview As of or for the period ended 2019 2020 2021 3Q22 YTD Total assets $3,245 $3,667 $4,314 $4,213 Total loans, HFI 3 2,164 2,247 2,500 2,580 Total deposits 2,777 3,131 3,738 3,643 % Core deposits 2 98.4% 99.1% 98.3% 99.3% Loans - to - deposits 77.9% 71.8% 66.9% 70.8% Adjusted ROAA 4 1.78% 1.15% 1.43% 1.31%* Adjusted ROATCE 4 18.3% 12.3% 16.1% 15.67%* Cost of deposits 0.29% 0.14% 0.07% 0.06%* NIM 5 4.38% 3.60% 3.23% 3.41%* Yield on loans 5.51% 4.69% 4.68% 4.66%* Efficiency ratio 5 53.1% 58.9% 55.8% 53.9% NCOs / loans 0.07% 0.04% (0.01)% (0.06)%* NPLs / gross loans 0.88% 0.44% 0.11% 0.12% NPAs / loans + OREO 1.11% 0.63% 0.24% 0.23% CET1 (%) 12.2% 13.1% 13.4% 13.1% TCE / TA 6 9.5% 9.3% 8.9% 7.9% = Financial highlights ($mm) Balance sheet Key performance i ndicators Credit & capital Loan composition Note: Financial data as of and for the three months ended September 30, 2022 unless otherwise indicated; * Annualized measure ; 1 Core mid - sized markets in Central Illinois defined as Illinois markets outside of the Chicago metropolitan statistical area; leading deposit share defined as top three deposit sha re rank; 2 Core deposits defined as all deposits excluding time deposits of $250,000 or more and brokered deposits; for reconciliation with GAAP metric, see “Non - GAAP reconciliations” in the A ppendix; 3 Loans held for investment, before allowance for loan losses; excludes loans held for sale; 4 Metric based on adjusted net income, which is a non - GAAP metric; for reconciliation with GAAP metric, see “Non - GAAP reconciliat ions” in the Appendix; net income presented on C - Corporation equivalent basis for periods prior to 2020; 5 Tax - equivalent basis metric; for reconciliation with GAAP metric, see “Non - GAAP reconciliations” in the Appendix; 6 Tangible common equity to tangible assets is a non - GAAP metric; for reconciliation with GAAP metric, see “Non - GAAP reconciliati ons” in the Appendix. Commercial Commercial Real Estate Deposit composition Noninterest - bearing demand 28% Interest - bearing demand 31% Money Market 16% Savings 18% Time 7% 4

Loan Portfolio Overview: Commercial and Commercial Real Estate ◼ $1.34 billion portfolio as of September 30, 2022 ➢ $718 million in non - owner occupied CRE primarily supported by rental cash flow of the underlying properties ➢ $261 million in multi - family loans secured by 5+ unit apartment buildings ➢ $364 million in construction and land development loans primarily to developers to sell upon completion or for long - term investment ◼ Vast majority of loans originated to experienced real estate developers within our markets 1 ◼ Guarantees required on majority of loans originated Multi - Family 30% Retail 13% Warehouse/ Manufacturing 13% Office 10% Senior Living Facilities 7% Hotels 6% Land and Lots 6% 1 - 4 Family Construction 4% Auto Repair & Dealers 3% Medical 2% Other 6% Commercial Real Estate Portfolio 5 Commercial Loan Portfolio ◼ $241 million C&I loans outstanding as of September 30, 2022 ➢ For working capital, asset acquisition, and other business purposes ➢ Underwritten primarily based on borrower’s cash flow and majority further supported by collateral and personal guarantees; loans based primarily in - market 1 ◼ $227 million owner - occupied CRE outstanding as of September 30, 2022 ➢ Primarily underwritten based on cash flow of the business occupying the property and supported by personal guarantees; loans based primarily in - market Auto Repair & Dealers 15% Health Care and Social Assistance 11% Construction 8% Wholesale Trade 8% Retail Trade - Other 7% Real Estate and Rental and Leasing 7% Manufacturing 6% Restaurants and Bars 5% Arts, Entertainment, and Recreation 5% Grain Elevators 5% Professional, Scientific, and Technical Services 3% Finance and Insurance 2% Other 18% 1 Market area defined as within 60 miles of a branch.

Loan Portfolio Overview: Selected Portfolios Agriculture and Farmland ◼ $245 million portfolio as of September 30, 2022 ◼ Significant increase in corn and soybean prices since 2020 improved borrower profitability and should reduce portfolio credit risk ◼ Federal crop insurance programs mitigate production risks ◼ No customer accounts for more than 3% of the agriculture portfolio ◼ Weighted average LTV on Farmland loans is 55.6% ◼ 0.4% is rated substandard as of September 30, 2022 ◼ Over 70% of agricultural borrowers have been with the Company for at least 10 years, and over half for more than 20 years 6 Municipal, Consumer and Other ◼ $196 million portfolio as of September 30, 2022 ➢ Loans to municipalities are primarily federally tax - exempt ➢ Consumer loans include loans to individuals for consumer purposes and typically consist of small balance loans ➢ Other loans primarily include loans to nondepository financial institutions ◼ Commercial Tax - Exempt - Senior Living ➢ $38.5 million portfolio with $7.7 million average loan size ➢ Weighted average LTV of 98.5% ➢ 32.2% is rated substandard ◼ Commercial Tax - Exempt – Medical ➢ $25.5 million portfolio with $2.3 million average loan size ➢ Weighted average LTV of 38.4% ➢ No loans are rated substandard Municipalities 20% Commercial Tax - Exempt (Senior Living) 20% Commercial Tax - Exempt (Medical) 13% Consumer 6% Other 41% Farmland 60% Crops 33% Equipment finance 5% Livestock 2%

Loan Portfolio Overview: Asset Quality and Reserves Non - performing Assets/Total Assets % and Net Charge - off % Allowance for Loan Losses to Total Loans % 7 ◼ Substandard loans decreased $8.4 million to $72.4 million and Pass - Watch loans decreased $5.8 million to $57.8 million as of September 30, 2022 when compared to June 30, 2022 ◼ In addition to our allowance for loan losses, we had $1.7 million in credit - related discounts on acquired loans at September 30, 2022 ◼ Adopting ASU 2016 - 13 (“CECL”) on January 1, 2023 0.78 0.74 0.39 0.14 0.14 0.23 0.07 0.04 (0.01) (0.06) 2018 2019 2020 2021 3Q22 YTD NPAs/ Total Assets % NCO % 0.96 1.03 1.42 0.96 0.97 2018 2019 2020 2021 3Q22

U.S. Treasury 11% Yield:1.38% U.S. Gov't Agency 10% Yield: 2.44% Municipal 22% Yield: 2.07% Agency RMBS 22% Yield: 2.67% Agency CMBS 31% Yield: 1.85% Corporate 4% Yield: 3.98% Securities Portfolio Overview ◼ Company’s debt securities consist primarily of the following types of fixed income instruments: ◼ Agency guaranteed MBS: MBS pass - throughs, CMOs, and CMBS ◼ Municipal Bonds: weighted average NRSRO credit rating of AA/Aa2 ◼ Treasury, Government Agency Debentures, and SBA - backed Full Faith and Credit Debt ◼ Corporate Bonds: Investment Grade Corporate and Bank Subordinated Debt ◼ Investment strategy focused on maximizing returns and managing the Company’s asset sensitivity with high credit quality intermediate duration investments ◼ Company emphasizes predictable cash flows that limit faster prepayments when rates decline or extended durations when rates rise ◼ AOCI volatility managed through use of HTM designation for securities with higher effective duration Financial data as of September 30, 2022 8 Portfolio Composition Amortized Cost: $ 1,499 mm Yield: 2.17% Overview Key investment portfolio metrics ($000) AFS HTM Total Amortized Cost $952,144 $546,694 $1,498,838 Fair Value 853,740 481,692 1,335,432 Unrealized Gain/(Loss) (98,404) (65,002) (163,406) Book Yield 2.06% 2.37% 2.17% Effective Duration (Years) 3.75 5.49 4.38

◼ Third quarter 2022 net interest margin increased 31 basis points from the prior quarter primarily due to higher yields on ear nin g assets ◼ 40% of the loan portfolio matures or reprices within the next 12 months ◼ Loan mix is 65% fixed rate and 35% variable rate, and 78% of variable rate loans have floors Net Interest Margin FTE NIM 1 GAAP NIM Annual Quarterly Accretion of acquired loan discounts contribution to GAAP NIM 9 PPP loan fees contribution to GAAP NIM * Annualized measure; 1 Tax - equivalent basis metric; see "Non - GAAP reconciliations" in the Appendix for reconciliation of non - GAAP financial measures to their most closely comparabl e GAAP financial measures. FTE NIM* 1 GAAP NIM* Accretion of acquired loan discounts contribution to GAAP NIM* PPP loan fees contribution to GAAP NIM* 3bp 2bps 6bps 1bps 3.18% 3.17% 3.08% 3.34% 3.65% 3.23% 3.22% 3Q21 4Q21 1Q22 2Q22 3Q22 3.13% 3.39% 6 bps 31 bps 15bps 7 bps 13bps 4.16% 4.31% 3.54% 3.18% 3.36%* 4.25% 4.38% 3.60% 3.23% 3.41%* 2018 2019 2020 2021 3Q22 YTD 7bps 2bps 3bps 24bps 9 bps N/A N/A 2bps* 5bps* 3.72% 2bps 1 bps

Wealth Management Overview 10 Comprehensive Wealth Management Services ◼ Proprietary investment management solutions ◼ Financial planning ◼ Trust and estate administration $4.5 $4.8 $5.9 $4.3 $1.6 $1.7 $2.0 $1.7 $0.4 $0.4 $0.2 $0.5 $0.3 $0.3 $0.3 $0.2 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 2019 2020 2021 3Q22 YTD Asset Management and Trust Services Agricultural Services - Farm Management Agricultural Services - Real Estate Brokerage Investment Brokerage $6.8 $7.2 $8.4 $6.7 Wealth Management Revenue Trends ($mm) Over $1.8 billion of assets under management or administration as of September 30, 2022 Agricultural Services ◼ Farm management services: Over 78,000 acres ◼ Real estate brokerage including auction services ◼ Farmland appraisals Total

Near - Term Outlook ◼ Growth in net interest income and disciplined expense control positions the Company to achieve continued strong profitability ◼ Loan growth in mid to upper single digits on an annualized basis expected in 4Q22 ➢ Continued growth expected in all markets, although at a slower pace than 3Q22 ➢ Loan demand remains strongest in CRE and construction ➢ Seasonal increase in grain elevator line of credit utilization anticipated in 4Q22 ◼ Expect continued net interest income growth and NIM expansion ➢ Average yield on earning assets expected to continue benefiting from variable rate loan repricing, favorable shift in earning asset mix, and improved pricing on new loan production ➢ Larger increases in deposit costs expected to reduce pace of NIM expansion going forward ◼ Non - interest income should be relatively consistent in 4Q22 as unfavorable environment for wealth management and mortgage banking revenue continues ◼ Noninterest expense anticipated to be relatively consistent in 4Q22 (excluding merger - related expense) ◼ Financial strength of borrowers and conservatively underwritten portfolio expected to result in continued strong asset quality although provision expense could increase to reflect negative economic forecasts ◼ Stock repurchase program paused until the vote of Town and Country’s shareholders on the merger ◼ Well - positioned to consider additional accretive acquisition opportunities while completing merger with Town and Country 11

Our history – Long track record of organic and acquisitive growth Fred Drake named President and CEO of Heartland Bank and Trust Company and leads its entry into Bloomingt on - Normal 1992 1964 - 1982 George Drake purchases El Paso National Bank and assembles group of banks in rural communities in Central IL M.B. Drake starts bank in Central IL 1920 HBT Financial, Inc. incorporates as a multi - bank holding company owning three banks 1982 1997 All five banks owned by HBT Financial, Inc. merge into Heartland Bank and Trust Company Wave of FDIC - assisted and strategic acquisitions, including expansion into the Chicago MSA 2010 - 2015 Acquisition of Lincoln S.B. Corp (State Bank of Lincoln) 2018 1 Company crosses $1bn in assets 2007 1999 - 2008 Entry into several new markets in Central IL through de novo branches and acquisitions 1 Although the Lincoln S.B. Corp transaction is identified as an acquisition above, the transaction was accounted for as a chan ge of reporting entity due to its common control with the Company 2019 Completion of IPO in October 12 2020 Merger of State Bank of Lincoln into Heartland Bank and Trust Company 20 21 Entry i nto Iowa with NXT Bank acquisition 2022 Announced acquisition of Town and Country Financial Corporation

◼ As of June 30, 2022, Town and Country had $876 million in assets, $625 million in loans, and $738 million in deposits ◼ Anticipated EPS accretion of 17% in first full year with cost savings (excluding transaction expenses and assuming transaction closes in first quarter of 2023) ◼ Short TBV dilution earnback period of 2 years (crossover method) ◼ Adds low - cost deposit base (cost of deposits of 10 bps during 1H22) Town and Country Financial Corporation Merger Overview Key Highlights and Strategic Rationale ◼ Expands HBT’s Illinois footprint while adding exposure to higher growth St. Louis MSA with presence in St. Louis Metro East market ◼ Adds high performing, highly compatible commercial banking franchise with relationship - based approach, strong credit culture and attractive deposit base ◼ Provides opportunities to expand customer relationships with broader range of products and services and greater ability to meet larger borrowing needs ◼ Leverages HBT’s excess capital and integration expertise to enhance franchise value and improve ability to generate profitable growth in the future Expected Financial Impact Pro Forma Franchise Footprint 13 Full - Service Branches TWCF (10) HBT (58)

Our markets Full - service branch locations Chicago MSA 34% Iowa 4% Mid - sized Illinois markets 62% Deposits Chicago MSA 49% Iowa 12% Mid - sized Illinois markets 39% Chicago MSA 31% Iowa 7% Mid - sized Illinois markets 62% $2.6bn $3.6bn 58 locations 14 Illinois branches outside of the Chicago MSA Illinois branches in the Chicago MSA Iowa branches Full - service Branches Loans Source: S&P Global Market Intelligence; Financial data as of September 30, 2022

Business strategy ◼ Drake family involved in Central IL banking since 1920 ◼ Management lives and works in our communities ◼ Community banking and relationship - based approach stems from adherence to our Midwestern values ◼ Committed to providing products and services to support the unique needs of our customer base ◼ Nearly all loans originated to borrowers domiciled within 60 miles of a branch ◼ Robust underwriting standards will continue to be a hallmark of the Company ◼ Maintained sound credit quality and minimal originated problem asset levels during the Great Recession ◼ Diversified loan portfolio primarily within footprint ◼ Underwriting continues to be a strength as evidenced by only 4bps NCOs / loans during 2020, (1)bp during 2021, and (6)bps during 3Q22 YTD ◼ Positioned to be the acquirer of choice for many potential partners in and adjacent to our existing markets ◼ Successful integration of 8 community bank acquisitions in the last 13 years ◼ Chicago MSA, in particular, has ~100 banking institutions with less than $1bn in assets ◼ 1.43% ROAA 2 and 3.23% NIM 3 during 2021; 1.31% ROAA 2 and 3.41% NIM 3 during 3Q22 YTD ◼ Highly profitable through the Great Recession ◼ Highly defensible market position (Top 2 deposit market share rank in 6 of 7 largest core mid - sized markets in Central Illinois 1 ) that contributes to our strong core deposit base and funding advantage ◼ Continue to deploy our excess deposit funding (71% loan - to - deposit ratio as of 3Q22) into attractive loan opportunities in larger, more diversified markets ◼ Efficient decision - making process provides a competitive advantage over the larger and more bureaucratic money center and super regional financial institutions that compete in our markets Preserve strong ties to our communities Deploy excess deposit funding into loan growth opportunities Maintain a prudent approach to credit underwriting Pursue strategic acquisitions and sustain strong profitability 1 Core mid - sized markets in Central Illinois defined as Illinois markets outside of the Chicago metropolitan statistical area; le ading deposit share defined as top three deposit share rank; 2 Metrics based on adjusted net income, which is a non - GAAP metric; for reconciliation with GAAP metrics, see “Non - GAAP reconciliations” in Appe ndix; 3 Metrics presented on tax equivalent basis; for reconciliation with GAAP metric, see “Non - GAAP reconciliations” in Appendix. Small enough to know you, big enough to serve you 15

Experienced executive management team with deep community ties Fred L. Drake Chairman and CEO 39 years with Company 42 years in industry J. Lance Carter President and Chief Operating Officer 21 years with Company 28 years in industry Patrick F. Busch Chief Lending Officer, President of Heartland Bank 27 years with Company 44 years in industry Matthew J. Doherty Chief Financial Officer 12 years with Company 30 years in industry Lawrence J. Horvath Senior Regional Lender, Heartland Bank 12 years with Company 37 years in industry Mark W. Scheirer Chief Credit Officer 11 years with Company 30 years in industry Andrea E. Zurkamer Chief Risk Officer 9 years with Company 22 years in industry Diane H. Lanier Chief Retail Officer 25 years with Company 37 years in industry 16 Peter Chapman Executive Vice President Joined HBT in Oct. 2022 28 years in industry

Talented Board of Directors with deep financial services industry experience Fred L. Drake Chairman • Director since 1984 • CEO of HBT Financial • 39 years with Company • 42 years in industry J. Lance Carter Director • Director since 2011 • President and COO of HBT Financial • 21 years with Company • 28 years in industry Patrick F. Busch Director • Director since 1998 • Chief Lending Officer of HBT Financial • 27 years with Company • 44 years in industry Eric E. Burwell Director • Director since June 2005 • Owner, Burwell Management Company • Invests in a variety of real estate, private equity, venture capital and liquid investments Linda J. Koch Director • Director since June 2020 • Former President and CEO of the Illinois Bankers Association • 36 years in industry Gerald E. Pfeiffer Director • Director since June 2019 • Former Partner at CliftonLarsonAllen LLP with 46 years of industry experience • Former CFO of Bridgeview Bancorp Allen C. Drake Director • Director since 1981 • Retired EVP with 27 years of experience at Company • Formerly responsible for Company’s lending, administration, technology, personnel, accounting, trust and strategic planning Dr. C. Alvin Bowman Director • Director since June 2019 • Former President of Illinois State University • 36 years in higher education Roger A. Baker Director • Director since 2022 • Former Chairman and President of NXT Bancorporation • Owner, Sinclair Elevator, Inc. • 15 years in industry 17

Investment highlights 4 1 2 3 5 Track record of successfully integrating acquisitions Consistent performance through cycles Leading deposit share in mid - sized markets provides funding for stronger loan demand in higher growth areas Stable, low - cost deposit base well - positioned for rising rates Prudent risk management 18

Consistent performance through cycles… Drivers of profitability Pre - tax return on average assets (%) 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 2006 2007 2008 2009 2010 2011¹ 2012¹ 2013¹ 2014 2015 2016 2017 2018 2019 2020 2021 Source: S&P Global Market Intelligence; For 2006 through June 30, 2012, the Company’s pre - tax ROAA does not include Lincoln S.B. Corp. and its subsidiaries; 1 Non - GAAP financial measure; HBT pre - tax ROAA adjusted to exclude the following significant non - recurring items in the following years: 2011: $25.4 million barga in purchase gains; 2012: $11.4 million bargain purchase gains, $9.7 million net realized gain on securities, and $6.7 million net positive adjustments on FDIC indemnification asset and true - up liability; 2013: $9.1 million net realized loss on securities and $6.9 million net loss related to the sale of branches ; 2 Represents 23 high performing major exchange - traded banks headquartered in the Midwest with $2 - 10bn in assets and a 2021 core return on ave rage assets above 1.0% Strong, low - cost deposits supported by our leading market share in core mid - sized markets 1 Relationship - based business model that has allowed us to cultivate and underwrite attractively priced loans A robust credit risk management framework to prudently manage credit quality Diversified sources of fee income, including in wealth management 4 Company Adjusted 1 Company High Performing Peer Median 2 Consistent outperformance, even during periods of broad economic stress 1 2 3 19

. . . drives compelling tangible book value growth Tangible book value per share over time ($ per share) 1 1 For reconciliation with GAAP metric, see “Non - GAAP reconciliations” in Appendix; 2 In 2019, HBT Financial issued and sold 9,429,794 shares of common stock at a price of $16 per share. Total proceeds received by the Company, net of offering costs, were $138.5 million and were used to substantially fund a $170 milli on special dividend to stockholders of record prior to the initial public offering. Amount reflects dilution per share attributable to newly issued shares in initial public offering and special divid end payment. For reconciliation with GAAP metric, see “Non - GAAP reconciliations”; 3 Excludes dividends paid to S Corp shareholders for estimated tax liability prior to conversion to C Corp status on October 11 , 2019. Excludes $170 million special dividend funded primarily from IPO proceeds. For reconciliation with GAAP metric, see “Non - GAAP reconciliations” in Appendix 1 $4.69 $5.38 $6.10 $6.91 $10.15 $12.56 $12.93 $14.72 $15.33 $16.25 $16.23 $17.27 $17.80 $10.54 $11.12 $12.29 $13.13 $11.43 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 3Q19 2019 2020 2021 3Q22 IPO Dilution 2 $(7.26) IPO Adjusted 2 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 3Q19 2019 2020 2021 3Q22 $1.20 $0.60 $0.20 $0.40 $0.60 $0.79 $1.53 $1.76 $2.03 $2.37 $3.21 $5.01 $5.88 $7.83 Cumulative effect of dividends paid ($ per share) 3 20 $1.68 Changes in AOCI have reduced TBVPS by $2.74 in 2022

Leading deposit share in mid - sized markets provides funding for stronger loan demand in higher growth areas County Deposits ($mm) Full - Service Branches Market share 2 Rank 2 McLean $653 9 16.1% 2 DeKalb 415 6 13.8% 4 Cook 274 2 0.1% 52 Tazewell 267 5 7.2% 2 Bureau 249 3 20.6% 1 Woodford 243 5 26.0% 2 De Witt 199 3 40.9% 1 Logan 187 2 30.3% 1 Other Counties 1,156 23 Company market share by county 1 Core mid - sized markets in Central Illinois defined as Illinois markets outside of the Chicago metropolitan statistical area; le ading deposit share defined as top three deposit share rank; 2 Source: S&P Capital IQ, data as of June 30, 2022 Shaded counties denote Company ’s top mid - sized markets by deposit share 2 21 Chicago MSA ◼ Entered market in 2011 with acquisition of Western Springs National Bank ◼ In - market disruption from recent bank M&A in Chicago MSA has provided attractive source of local talent ◼ Scale and diversity of Chicago MSA provides continued growth opportunities, both in lending and deposits ◼ Loan growth in Chicago MSA spread across a variety of commercial asset classes, including multifamily, mixed use, industrial, retail, and office Central Illinois ◼ Deep - rooted market presence expanded through several acquisitions since 2007 ◼ Electric automaker Rivian’s manufacturing facility in Normal, Illinois has dramatically increased economic activity throughout the region Iowa ◼ Entered market in 2021 with acquisition of NXT Bancorporation, Inc. ◼ Opportunity to accelerate loan growth in Iowa thanks to HBT’s larger lending limit and ability to add to talented banking team ◼ Top 2 deposit share rank in 6 of 7 largest core mid - sized markets in Central Illinois 1 Leading Deposit Market Position Loan Growth Opportunities

Stable, low - cost deposit base well - positioned for rising rates Cost of deposits (%) remains consistently below peers Source: S&P Global Market Intelligence Note: 1 Represents median of 23 high performing major exchange - traded banks headquartered in the Midwest with $2 - 10bn in assets and a 2 021 core return on average assets above 1.0%; * Annualized measure. 1 3 22 0.17 0.21 0.29 0.14 0.07 0.06 0.32 0.55 0.83 0.46 0.19 0.15 2017 2018 2019 2020 2021 1H22* HBT High Performing Peers With a lower deposit beta than peers during the last interest rate tightening cycle 0.00 0.50 1.00 1.50 2.00 2.50 0.0 0.2 0.4 0.6 0.8 1.0 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 HBT Cost of Deposits % (left axis) High Performing Peers Median Cost of Deposits % (left axis) Fed Funds Rate % (right axis) Deposit beta (4Q16 – 1Q19): HBT = 7.7%, High Performing Peers = 28.0%

Track record of successfully integrating acquisitions BankPlus Morton, IL $231mm deposits 2007 2012 Bank of Illinois Normal, IL FDIC - assisted $176mm deposits Western Springs National Bank Western Springs, IL FDIC - assisted $184mm deposits 2011 Citizens First National Bank Princeton, IL FDIC - assisted $808mm deposits 2018 Farmer City State Bank Farmer City, IL $70mm deposits 2015 2010 Bank of Shorewood Shorewood, IL FDIC - assisted $105mm deposits National Bancorp, Inc. (American Midwest Bank) Schaumburg, IL $447mm deposits Lincoln S.B. Corp (State Bank of Lincoln) 1 Lincoln, IL $357mm deposits 1 Although the Lincoln Acquisition is identified as an acquisition in the above table, the transaction was accounted for as a c ha nge of reporting entity due to its common control with Company; 2 Total deposits as of June 30, 2022 23 2021 NXT Bancorporation, Inc. (NXT Bank) Central City, IA $181mm deposits Announced Town and Country Financial Corporation (Town and Country Bank) Springfield, IL $738mm deposits² 2022 4

Prudent risk management ◼ Risk management culture instilled by management ◼ Well - diversified loan portfolio across commercial, regulatory CRE, and residential ◼ Primarily originated across in - footprint borrowers ◼ Centralized credit underwriting group that evaluates all exposures over $500,000 to ensure uniform application of policies and procedures ◼ Conservative credit culture, strong underwriting criteria, and regular loan portfolio monitoring ◼ Robust internal loan review process annually reviews more than 40% of loan commitments. Strategy and Risk Management ◼ Majority of directors are independent, with varied experiences and backgrounds ◼ Board of directors has an established Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and an Enterprise Risk Management (ERM) Committee ◼ ERM program embodies the “three lines of defense” model and promotes business line risk ownership. ◼ Independent and robust internal audit structure, reporting directly to our Audit Committee ◼ Strong compliance culture and compliance management system ◼ Code of Ethics and other governance documents are available at ir.hbtfinancial.com Data Security & Privacy ◼ Robust data security program, and under our privacy policy, we do not sell or share customer information with non - affiliated entities. ◼ Formal company - wide business continuity plan covering all departments, as well as a cybersecurity program that includes internal and outsourced, independent testing of our systems and employees Comprehensive Enterprise Risk Management Disciplined Credit Risk Management Historical net charge - offs (%) 5 0.23 0.07 0.04 (0.01) (0.06) 2018 2019 2020 2021 3Q22 YTD NCOs / Loans % 24

Appendix 25

Non - GAAP reconciliations Adjusted net income and adjusted ROAA ($000) 2019 2020 2021 3Q22 YTD Net income $66,865 $36,845 $56,271 $43,316 C - Cor p equivalent adjustment 1 (13,493) -- -- -- C - Corp equivalent net income 1 $53,372 $36,845 $56,271 $43,316 Adjustments: Acquisition expenses -- -- (1,416) (462) Branch closure expenses -- -- (748) -- Charges related to termination of certain employee benefit plans (3,796) (1,457) -- -- Gains (losses) on sale of closed branch premises -- -- -- 141 Net earnings (losses) from closed or sold operations, including gains on sale 2 524 -- -- -- Mortgage servicing rights fair value adjustment (2,400) (2,584) 1,690 2,446 Total adjustments (5,672) (4,041) (474) 2,125 Tax effect of adjustments 1,617 1,152 (95) (728) Less adjustments after tax effect (4,055) (2,889) (569) 1,397 Adjusted net income $57,427 $39,734 $56,840 $41,919 Average assets $3,233,386 $3,447,500 $3,980,538 $4,278,997 Return on average assets 2.07% 1.07% 1.41% 1.35%* C Corp equivalent return on average assets 1.65% N/A N/A N/A Adjusted return on average assets 1.78% 1.15% 1.43% 1.31%* * Annualized measure; 1 Reflects adjustment to our historical net income for each period to give effect to the C Corp equivalent provision for income t ax for such year. No such adjustment is necessary for periods subsequent to 2019; 2 Closed or sold operations include HB Credit Company, HBT Insurance, and First Community Title Services, Inc. 26

Non - GAAP reconciliations (cont’d) Average tangible common equity and adjusted ROATCE ($000) 2019 2020 2021 3Q22 YTD Total stockholders’ equity $341,544 $350,703 $380,080 $388,509 Less: goodwill (23,620) (23,620) (25,057) (29,322) Less: core deposit intangible assets (4,748) (3,436) (2,333) (1,597) Average tangible common equity $313,176 $323,647 $352,690 $357,590 Net income $66,865 $36,845 $56,271 $43,316 C Corp equivalent net income 1 53,372 N/A N/A N/A Adjusted net income 57,427 39,734 56,840 41,919 Return on average stockholders’ equity 19.58% 10.51% 14.81% 14.91%* Return on average tangible common equity 21.35% 11.38% 15.95% 16.20%* C Corp equivalent return on average stockholders’ equity 1 15.63% N/A N/A N/A C Corp equivalent return on average tangible common equity 1 17.04% N/A N/A N/A Adjusted return on average stockholders’ equity 16.81% 11.33% 14.95% 14.43%* Adjusted return on average tangible common equity 18.34% 12.28% 16.12% 15.67%* * Annualized measure; 1 Reflects adjustment to our historical net income for each period to give effect to the C Corp equivalent provision for income ta x for such year. No such adjustment is necessary for periods subsequent to 2019. 27

Non - GAAP reconciliations (cont’d) ($000) 2018 2019 2020 2021 3Q22 YTD Net interest income $129,442 $133,800 $117,605 $122,403 $103,691 Tax equivalent adjustment 2,661 2,309 1,943 2,028 1,801 Net interest income (tax - equivalent basis) $132,103 $136,109 $119,548 $124,431 $105,492 Average interest - earnings assets $3,109,289 $3,105,863 $3,318,764 $3,846,473 $4,131,221 Net interest income (tax - equivalent basis) Net interest margin (tax - equivalent basis) * Annualized measure. (%) 2018 2019 2020 2021 3Q22 YTD Net interest margin 4.16% 4.31% 3.54% 3.18% 3.36%* Tax equivalent adjustment 0.09% 0.07% 0.06% 0.05% 0.05%* Net interest margin (tax - equivalent basis) 4.25% 4.38% 3.60% 3.23% 3.41%* 28 Net interest income (tax - equivalent basis) Net interest margin (tax - equivalent basis) ($000) 3Q21 4Q21 1Q22 2Q22 3Q22 Net interest income $30,715 $32,859 $31,928 $34,373 $37,390 Tax equivalent adjustment 508 514 529 598 674 Net interest income (tax - equivalent basis) $31,223 $33,373 $32,457 $34,971 $38,064 Average interest - earnings assets $3,831,886 $4,115,247 $4,201,793 $4,133,448 $4,059,978 (%) 3Q21 4Q21 1Q22 2Q22 3Q22 Net interest margin 3.18%* 3.17%* 3.08%* 3.34%* 3.65%* Tax equivalent adjustment 0.05%* 0.05%* 0.05%* 0.05%* 0.07%* Net interest margin (tax - equivalent basis) 3.23%* 3.22%* 3.13%* 3.39%* 3.72%*

Non - GAAP reconciliations (cont’d) Efficiency ratio (tax - equivalent basis) ($000) 2019 2020 2021 3Q22 YTD Total noninterest expense $91,026 $91,956 $91,246 $71,997 Less: amortization of intangible assets (1,423) (1,232) (1,054) (733) Adjusted noninterest expense $89,603 $90,724 $90,192 $71,264 Net interest income $133,800 $117,605 $122,403 $103,691 Total noninterest income 32,751 34,456 37,328 26,828 Operating revenue 166,551 152,061 159,731 130,519 Tax - equivalent adjustment 2,309 1,943 2,028 1,801 Operating revenue (tax - equivalent basis) $168,860 $154,004 $161,759 $132,320 Efficiency ratio 53.80% 59.66% 56.46% 54.60% Efficiency ratio (tax - equivalent basis) 53.06% 58.91% 55.76% 53.86%

Non - GAAP reconciliations (cont’d) Tangible book value per share and cumulative effect of dividends (2007 to 3Q19) ($mm) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 Tangible book value per share Total equity $109 $120 $130 $143 $197 $262 $257 $287 $311 $326 $324 $340 $349 Less goodwill (23) (23) (23) (23) (23) (23) (12) (12) (24) (24) (24) (24) (24) Less core deposit intangible (9) (9) (7) (7) (7) (15) (11) (9) (11) (9) (7) (5) (4) Tangible common equity $77 $88 $99 $113 $167 $224 $233 $265 $276 $294 $293 $311 $321 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Book value per share $6.65 $7.36 $7.95 $8.73 $12.00 $14.68 $14.23 $15.92 $17.26 $18.05 $17.92 $18.88 $19.36 Tangible book value per share $4.69 $5.38 $6.10 $6.91 $10.15 $12.56 $12.93 $14.72 $15.33 $16.25 $16.23 $17.27 $17.80 TBVPS CAGR (%) 12.0% Cumulative effect of dividends per share Cumulative regular dividends $ -- $3 $7 $10 $13 $17 $22 $26 $33 $38 $46 $54 $62 Cumulative special dividends -- -- -- -- -- 10 10 10 10 20 45 52 79 Cumulative effect of dividends $ -- $3 $7 $10 $13 $27 $32 $36 $43 $58 $91 $106 $141 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Cumulative effect of dividends per share $ -- $0.20 $0.40 $0.60 $0.79 $1.53 $1.77 $2.02 $2.36 $3.21 $5.01 $5.88 $7.83 30

Non - GAAP reconciliations (cont’d) IPO adjusted tangible book value per share ($mm) IPO Adjusted 3Q19 2019 2020 2021 3Q22 Tangible book value per share Total equity $333 $364 $412 $359 Less goodwill (24) (24) (29) (29) Less core deposit intangible (4) (3) (2) (1) Tangible common equity $305 $338 $381 $329 Shares outstanding (mm) 27.46 27.46 28.99 28.75 Book value per share $12.12 $13.25 $14.21 $12.49 Tangible book value per share $10.54 $11.12 $12.29 $13.13 $11.43 TBVPS CAGR (%) 2.7% Tangible book value per share (IPO adjusted 3Q19 to 3Q22) ($000) 3Q19 Tangible common equity Total equity $348,936 Less goodwill (23,620) Less core deposit intangible (4,366) Tangible common equity 320,950 Net proceeds from initial public offering 138,493 Use of proceeds from initial public offering (special dividend) (169,999) IPO adjusted tangible common equity $289,444 Shares outstanding 18,027,512 New shares issued during initial public offering 9,429,794 Shares outstanding, following the initial public offering 27,457,306 Tangible book value per share $17.80 Dilution per share attributable to new investors and special dividend payment (7.26) IPO adjusted tangible book value per share $10.54 31

Non - GAAP reconciliations (cont’d) ($000) 2019 2020 2021 3Q22 Tangible common equity Total equity $332,918 $363,917 $411,881 $359,073 Less goodwill (23,620) (23,620) (29,322) (29,322) Less core deposit intangible (4,030) (2,798) (1,943) (1,210) Tangible common equity $305,268 $337,499 $380,616 $328,541 Tangible assets Total assets $3,245,103 $3,666,567 $4,314,254 $4,213,324 Less goodwill (23,620) (23,620) (29,322) (29,322) Less core deposit intangible (4,030) (2,798) (1,943) (1,210) Tangible assets $3,217,453 $3,640,149 $4,282,989 $4,182,792 Total stockholders’ equity to total assets 10.26% 9.93% 9.55% 8.52% Tangible common equity to tangible assets 9.49% 9.27% 8.89% 7.85% Tangible common equity to tangible assets 32

Non - GAAP reconciliations (cont’d) ($000) 2019 2020 2021 3Q22 Total deposits $2,776,855 $3,130,534 $3,738,185 $3,643,443 Less time deposits of $250,000 or more (44,754) (26,687) (59,512) (25,829) Less brokered deposits -- -- (4,238) -- Core deposits $2,732,101 $3,103,847 $3,674,435 $3,617,614 Core deposits to total deposits 98.39% 99.15% 98.29% 99.29% Core deposits 33

HBT Financial, Inc.